EXHIBIT 99.1

Upland Software Reports First Quarter 2019 Financial Results
AUSTIN, Texas, May 2, 2019 /PRNewswire/ -- Upland Software, Inc. (Nasdaq: UPLD), a leader in cloud-based enterprise work management software, today announced financial and operating results for the first quarter of 2019 and provided guidance for its second quarter and full year of 2019.
First Quarter 2019 Financial Highlights

•	Total revenue was $48.5 million, an increase of 53% from $31.6 million in the first quarter of 2018.

•	Subscription and support revenue was $45.0 million, an increase of 62% from $27.7 million in the first quarter of 2018.

•	GAAP net loss was $7.8 million, or a loss of $0.38 cents per share, compared to a GAAP net loss of $3.2 million, or a loss of $0.16 cents per share, in the first quarter of 2018.

•	Adjusted EBITDA was $17.8 million, or 37% of total revenue, an increase of 65% from $10.8 million, or 34% of total revenue, in the first quarter of 2018.

•	Cash on hand as of the end of the first quarter was $14.0 million.

“We began 2019 with a strong Q1, delivering 50%+ growth in total revenue and 60%+ growth in recurring revenue, record Adjusted EBITDA, and a host of product innovations," said Jack McDonald, chairman and CEO of Upland Software. “We have now met or exceeded guidance in each of the 19 quarters we've reported since going public, and our strong guidance shows the momentum continuing in Q2. In addition, after the quarter close, we announced the strategic and accretive acquisition of PostUp, which strengthens our CXM Solution Suite and takes us to an annualized revenue run-rate of $205 million. Our acquisition pipeline is strong, and we continue to actively pursue opportunities in the market.”
First Quarter Business Highlights

•	Expanded 231 existing customer relationships, including 24 major expansions, and added 161 new customer relationships, including 28 major accounts.

•
Continued to invest in customer-driven innovation, delivering 4 major releases and 14 feature packs that improved user experience, enhanced performance, and streamlined interconnectivity across several of our solution suites.

•	Announced new enterprise cloud solution suites and go-to-market strategy to drive more customer value.

•
After Q1 closed, announced the acquisition of PostUp, which adds sophisticated email and audience development solutions targeting the media and publishing verticals to our Customer Experience Management Solution Suite.

Business Outlook
For the quarter ending June 30, 2019, Upland expects reported total revenue to be between $49.9 and $51.9 million, including subscription and support revenue between $46.7 and $48.3 million, for growth in recurring revenue of 43% at the mid-point over the quarter-ended June 30, 2018. Second quarter 2019 Adjusted EBITDA is expected to be between $17.7 and $18.7 million, for an Adjusted EBITDA margin of roughly 36% at the mid-point, representing growth of 45% at the mid-point over the quarter-ended June 30, 2018.
For the full year ending December 31, 2019, Upland expects reported total revenue to be between $202.4 and $206.4 million, including subscription and support revenue between $189.2 and $192.4 million, for growth in recurring revenue of 40% at the mid-point over the year ended December 31, 2018. Full year 2019 Adjusted EBITDA is expected to be between $73.7 and $76.1 million, for an Adjusted EBITDA margin of 37% at the mid-point, representing growth of 41% at the mid-point over the year ended December 31, 2018.
Conference Call Details
Upland's executive team will host a live conference call and webcast at 4:00 p.m. Central Time, 5:00 p.m. Eastern Time today to review Upland’s financial results and outlook for the business. The conference call may be accessed within North America by dialing 1.888.684.7501 and outside of North America by dialing 1.925.418.7884, referencing conference code 1378271. The conference call will be simultaneously webcast on Upland’s investor relations website, which can be accessed at investor.uplandsoftware.com. This webcast will contain forward-looking statements and other material information regarding Upland’s financial and operating results.
Following completion of the live call, a recorded replay of the webcast will be available on Upland's website at investor.uplandsoftware.com for twelve months.
About Upland Software
Upland Software (Nasdaq: UPLD) is a leader in cloud-based enterprise work management software. Upland provides seven enterprise cloud solution suites that enable more than one million users at over 9,000 accounts to win and engage customers, automate business operations, manage projects and IT costs, and share knowledge throughout the enterprise. All of Upland’s solutions are backed by a 100 percent customer success commitment and the UplandOne platform, which puts customers at the center of everything we do. To learn more, visit www.uplandsoftware.com.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and they are used by our institutional investors and the analyst community to help them analyze the health of our business. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the tables provided below in this release.
We are unable to reconcile any forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.
Upland defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, plus net income (loss) from discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, and purchase accounting adjustments for deferred revenue.

Upland defines non-GAAP net income (loss) as net income (loss), calculated in accordance with GAAP, plus, amortization of purchased intangible assets, amortization of debt discount, loss on debt extinguishment, stock-based compensation expenses, acquisition-related expenses, non-recurring litigation expenses, purchase accounting adjustments for deferred revenue, non-recurring provision for income tax, and the related tax effect of the adjustments above.
Upland defines annual net dollar retention rate (NDRR) as of December 31 as the aggregate annualized recurring revenue value at December 31 from those customers that were also customers as of December 31 of the prior fiscal year, divided by the aggregate annualized recurring revenue value from all customers as of December 31 of the prior fiscal year. This measure excludes the revenue value of uncontracted overage fees and on-demand service fees.
Upland defines major accounts as accounts with greater than or equal to $25,000 in annual recurring revenue.
Forward-looking Statements
This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or our future financial or operating performance, including our guidance related to future performance, and are subject to substantial risks, uncertainties and assumptions. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "seek," "will," "may," "hope," "predict," "could," "should," "would," "project," or the negative or plural of these words or similar expressions, although not all forward-looking statements contain these words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but are not limited to: our financial performance and our ability to achieve, sustain or increase profitability or predict future results; our ability to attract and retain customers; our ability to deliver high-quality customer service; the growth of demand for enterprise work management applications; our plans regarding, and our ability to effectively manage, our growth; our plans regarding future acquisitions and our ability to consummate and integrate acquisitions; maintaining our senior management and key personnel; our ability to maintain and expand our direct sales organization; our ability to obtain financing in the future on acceptable terms or at all; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; the operation and reliability of our third-party data centers and other service providers; our ability to adapt to technological change and continue to innovate; our ability to integrate our applications with other software applications; our ability to comply with privacy laws and regulations; and factors that could affect our business and financial results identified in Upland's filings with the Securities and Exchange Commission (the "SEC"), including Upland's most recent 10-K and our recent Quarterly Report on Form 10-Q filed with the SEC. Additional information will also be set forth in Upland's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland's views as of the date of this press release, and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.
###
Investor Relations Contact:
Mike Hill
Upland Software
512-960-1031
investor-relations@uplandsoftware.com

Media Contact:
Christina Turner
Media@uplandsoftware.com
855-944-7526

Upland Software, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended March 31,
	2019	2018
	(unaudited)	(unaudited)
Revenue:
Subscription and support	$44,983	$27,729
Perpetual license	657	1,626
Total product revenue	45,640	29,355
Professional services	2,853	2,260
Total revenue	48,493	31,615
Cost of revenue:
Subscription and support	13,274	9,249
Professional services	1,514	1,396
Total cost of revenue	14,788	10,645
Gross profit	33,705	20,970
Operating expenses:
Sales and marketing	6,982	4,408
Research and development	6,398	4,891
Refundable Canadian tax credits	(86)	(102)
General and administrative	9,994	7,000
Depreciation and amortization	5,259	2,130
Acquisition-related expenses	7,723	3,102
Total operating expenses	36,270	21,429
Loss from operations	(2,565)	(459)
Other expense:
Interest expense, net	(5,116)	(2,494)
Other income (expense), net	(761)	303
Total other expense	(5,877)	(2,191)
Loss before provision for income taxes	(8,442)	(2,650)
Benefit from (provision for) income taxes	612	(511)
Net loss	$(7,830)	$(3,161)
Net income (loss) per common share:
Basic	$(0.38)	$(0.16)
Weighted average common shares outstanding:
Basic	20,442,626	19,759,203

Upland Software, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	March 31,	December 31,
	2019	2018
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$14,022	$16,738
Accounts receivable, net of allowance	34,989	40,841
Deferred commissions, current	2,961	2,633
Unbilled receivables	3,373	3,694
Prepaid and other	4,094	3,382
Total current assets	59,439	67,288
Canadian tax credits receivable	1,714	1,573
Property and equipment, net	2,495	2,827
Operating lease right-of-use asset	4,644	—
Intangible assets, net	170,880	179,572
Goodwill	229,319	225,322
Deferred commissions, noncurrent	7,148	6,292
Other assets	291	324
Total assets	$475,930	$483,198
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,278	$3,494
Accrued compensation	3,152	6,581
Accrued expenses and other current liabilities	16,279	16,666
Deferred revenue	57,018	57,626
Due to sellers	16,793	17,267
Operating lease liabilities, current	2,505	—
Current maturities of notes payable	6,012	6,015
Total current liabilities	105,037	107,649
Notes payable, less current maturities	272,098	273,713
Deferred revenue, noncurrent	329	578
Operating lease liabilities, noncurrent	2,592	—
Noncurrent deferred tax liability, net	10,157	13,311
Other long-term liabilities	652	640
Total liabilities	390,865	395,891
Stockholders’ equity:
Common stock	2	2
Additional paid-in capital	183,700	180,481
Accumulated other comprehensive loss	(5,132)	(7,501)
Accumulated deficit	(93,505)	(85,675)
Total stockholders’ equity	85,065	87,307
Total liabilities and stockholders’ equity	$475,930	$483,198

Upland Software, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2019	2018
	(unaudited)	(unaudited)
Operating activities
Net loss	$(7,830)	$(3,161)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7,387	4,172
Deferred income taxes	(2,811)	132
Amortization of deferred commissions	801	539
Foreign currency re-measurement (gain) loss	(171)	142
Non-cash interest and other expense	283	190
Non-cash stock compensation expense	4,628	2,577
Changes in operating assets and liabilities, net of purchase business combinations:
Accounts receivable	5,980	555
Prepaids and other	(1,268)	(1,811)
Accounts payable	(269)	(1,124)
Accrued expenses and other liabilities	(766)	(3,569)
Deferred revenue	(1,087)	883
Net cash provided by (used in) operating activities	4,877	(475)
Investing activities
Purchase of property and equipment	(173)	(426)
Purchase business combinations, net of cash acquired	(2,999)	(34,320)
Net cash used in investing activities	(3,172)	(34,746)
Financing activities
Payments on capital leases	(233)	(298)
Proceeds from notes payable, net of issuance costs	(120)	49,375
Payments on notes payable	(1,781)	(844)
Taxes paid related to net share settlement of equity awards	(1,504)	(668)
Issuance of common stock, net of issuance costs	96	87
Additional consideration paid to sellers of businesses	(1,258)	(1,978)
Net cash provided by (used in) financing activities	(4,800)	45,674
Effect of exchange rate fluctuations on cash	379	(274)
Change in cash and cash equivalents	(2,716)	10,179
Cash and cash equivalents, beginning of period	16,738	22,326
Cash and cash equivalents, end of period	$14,022	$32,505
Supplemental disclosures of cash flow information:
Cash paid for interest	$4,854	$2,316
Cash paid for taxes	$758	$1,044
Noncash investing and financing activities:
Business combination consideration including holdbacks and earnouts	$—	$5,300
Equipment acquired pursuant to capital lease obligations	$44	$—

Upland Software, Inc.
Reconciliation of Adjusted EBITDA
(in thousands, unaudited)

	Three Months Ended March 31,
	2019	2018
Reconciliation of net income (loss) to Adjusted EBITDA:
Net loss	$(7,830)	$(3,161)
Add:
Depreciation and amortization expense	7,387	4,172
Interest expense, net	5,116	2,494
Other expense (income), net	761	(303)
Provision for income taxes	(612)	511
Stock-based compensation expense	4,628	2,577
Acquisition-related expense	7,723	3,102
Purchase accounting deferred revenue discount	597	1,389
Adjusted EBITDA	$17,770	$10,781

Upland Software, Inc.
Reconciliation of Non-GAAP Net Income and Non-GAAP EPS
(in thousands, except share and per share data, unaudited)

	Three Months Ended March 31,
	2019	2018
Reconciliation of net income (loss) to non-GAAP net income:
Net income (loss)	$(7,830)	$(3,161)
Add:
Stock-based compensation expense	4,628	2,577
Amortization of purchased intangibles	6,837	3,616
Amortization of debt discount	283	190
Acquisition-related expense	7,723	3,102
Purchase accounting deferred revenue discount	597	1,389
Provision for Income Tax - nonrecurring	—	—
Tax effect of adjustments above	(1,136)	(17)
Non-GAAP net income	$11,102	$7,696

Weighted average ordinary shares outstanding, basic	20,442,626	19,759,203
Weighted average ordinary shares outstanding, diluted	21,146,073	20,952,589
Non-GAAP earnings per share, basic	$0.54	$0.39
Non-GAAP earnings per share, diluted	$0.53	$0.37

Upland Software, Inc.
Supplemental Financial Information
(in thousands, unaudited)

	Three Months Ended March 31,
	2019	2018
Stock-based compensation:
Cost of revenue	$160	$77
Research and development	322	113
Sales and marketing	139	46
General and administrative	4,007	2,341
Total	$4,628	$2,577

	Three Months Ended March 31,
	2019	2018
Depreciation:
Cost of revenue	$281	$436
Operating expense	269	120
Total	$550	$556

Amortization:
Cost of revenue	$1,847	$1,606
Operating expense	4,990	2,010
Total	$6,837	$3,616